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                                                               February 18, 2004
                                                                      Supplement

[MORGAN STANLEY LOGO]




             SUPPLEMENT DATED FEBRUARY 18, 2004 TO THE PROSPECTUS OF
                 MORGAN STANLEY ACTIVE ASSETS TAX-FREE TRUST AND
             MORGAN STANLEY ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST

                              Dated August 29, 2003



The following sentence is added to the end of the second paragraph under the section of the Prospectus entitled "PRINCIPAL INVESTMENT STRATEGIES" on page 5 for Morgan Stanley Active Assets Tax-Free Trust and page 8 for Morgan Stanley Active Assets California Tax-Free Trust:

     "Additionally, the Fund's investments may include tender option bonds and custodial receipts."

The following section is added to the section of the Prospectus entitled "PRINCIPAL RISKS" on page 5 for Morgan Stanley Active Assets Tax-Free Trust and page 8 for Morgan Stanley Active Assets California Tax-Free Trust:

     TENDER OPTION BONDS AND CUSTODIAL RECEIPTS. Tender option bonds and custodial receipts are instruments similar to variable rate demand obligations. Tender option bonds are municipal obligations held pursuant to a custodial arrangement and issued pursuant to an agreement with a third party such as a bank or financial institution to provide the holder with the option of tendering the bond at periodic intervals. The holder of the tender option bond effectively holds a demand obligation that bears interest at prevailing short-term rates. Custodial receipts represent interests in future interest and/or principal payments on U.S. Government securities or municipal obligations and provide the holder with the option of tendering the receipt back to the custodian or trustee. The risks of tender option bonds and custodial receipts include the risk that the owner of such instruments may not be considered the owner for federal income tax purposes and thus will not be entitled to treat such interest as exempt from federal income tax. Additionally, a credit rating downgrade on the underlying security may impair the ability to tender the bond or receipt back to the third party provider of the demand option, thus causing the bond or receipt to become illiquid.





               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.





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